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                                                                    Exhibit 99.1




                                  Certification


         Pursuant to 18 U.S.C. Section 1350, I, Vivian Banta, Chief Executive Officer of PRUCO Life Insurance Company of New Jersey (the "Company"), hereby certify that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   November 14, 2002




                                                 /s/ Vivian Banta
                                                 -------------------------------
                                                 Name:  Vivian Banta
                                                 Title: Chief Executive Officer





         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.